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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 20, 2005

                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               0-25033                             63-1201350
       (Commission File Number)         (IRS Employer Identification No.)

17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                         35203
    (Address of Principal Executive Offices)                   (Zip Code)

                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 20, 2005, the Board of Directors of The Banc Corporation approved a Management Incentive Plan, which is intended to recognize and reward senior officers of The Banc Corporation and its subsidiaries and affiliates ("Participants") who have contributed to the enhancement of stockholder value through the achievement of corporate and personal performance goals during each plan year.

         Under the terms of the Management Incentive Plan, Participants will be recommended by the Chief Executive Officer and approved by the Compensation Committee of the Board of Directors, with Participants being notified by February 15 of each plan year of their eligibility to participate in the Plan for such year. For each such year, the Compensation Committee will establish a threshold level of corporate financial and operational performance, and achievement of such thresholds is a prerequisite for any award payments with respect to such year. Participants will jointly establish with their respective supervisors individual performance goals for each such year. Participants will be assigned to specific potential award levels ranging from 15% to 50% of their respective base salaries, and will be eligible to earn up to 125% of their potential award levels depending upon corporate performance. Awards will be made in a lump sum distribution by March 15 of the year following the plan year. The Compensation Committee has discretion to increase the earned award payment or award a discretionary payment in lieu of the award payment.

         The Board of Directors has approved qualitative and quantitative corporate performance thresholds for the 2005 plan year. The specific thresholds involve confidential commercial or business information, the disclosure of which would have an adverse effect on The Banc Corporation. Therefore, disclosure of specific threshold criteria is omitted from this report pursuant to Q&A 13 contained in "Current Report on Form 8-K Frequently Asked Questions, November 23, 2004", as published by the Division of Corporation Finance of the Securities and Exchange Commission.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit (10)-1        Management Incentive Compensation Plan
                                        of The Banc Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE BANC CORPORATION


Date: April 26, 2005                   By: /s/ F. Hampton McFadden, Jr.
                                          --------------------------------------
                                                 F. Hampton McFadden, Jr.
                                                 Executive Vice President,
                                               General Counsel and Secretary